Note 7 - Commitments and Contingencies	3 Months Ended
Mar. 31, 2017
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
7.
Commitments and Contingencies

(a)	As of
March 31, 2017
a subsidiary of the Company, Alterwall Business Inc. owner of M/V Ninos, is in a dispute with a fuel oil supplier who claimed a maritime lien against the vessel after the company which had time-chartered the vessel from the Company went bankrupt and failed to pay certain invoices. The vessel was arrested in Karachi and released after a bank guarantee for an amount of
$0.53
million, for which the bank has restricted an equal amount of the Company's cash which is presented within Restricted Cash, was provided on behalf of the Company. Legal proceedings continue.  Although the Company believes it will be successful in its claim, it made a provision of
$0.15
million for any costs that
may
be incurred.

There are
no
other material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company's business.  In the opinion of the management, the disposition of these lawsuits should not
have a material impact on the consolidated results of operations, financial position and cash flows.

(b)	Future gross minimum revenues upon collection of hire under non-cancellable time charter agreements involving one
of its vessels in operation as of
March 31, 2017
totals
$13.69
million (
one
off-hire day per quarter for each vessel is assumed and
no
drydockings are due for the vessel during the charter period; in addition early delivery of the vessel by the charterers or any exercise of the charterers’ options to extend the terms of the charters are not
accounted for).

(c)	As of March 31, 2017, the Company had under construction one bulk carrier, a Kamsarmax, with a total contracted amount remaining to be paid of $4.5 million in 2017 and $18 million in 2018.